UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2006

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

(Exact name of Company as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

429 Memory Lane, Marshall, Texas 75672

(Address of principal executive offices)

(713) 462-0303

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 13, 2006, North American Technologies Group, Inc. (the “Company”) executed a promissory note in the amount of $1,000,000 (the “Bridge Note”) to Herakles Investments, Inc., a Delaware corporation (“Herakles”), payable upon the earlier to occur of October 15, 2006 or the issuance to Herakles, its affiliate or designee, of shares of Company common stock in connection with a contemplated private placement to certain investors. On September 19, 2006, the Bridge Note was repaid in full upon the issuance to Herakles of shares of Company common stock in the transaction described below.

On September 15, 2006, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors listed in the table below (the “Purchasers”) in which the Company agreed to issue to the Purchasers 18,644,068 shares of its Common Stock (the “Shares”) and warrants (“Warrants”) to purchase up to 9,322,034 shares of Common Stock at $0.36 per share. The Shares were sold at a purchase price of $0.295 per share, which was 90% of the daily volume weighted average price of the Common Stock on the OTC Bulletin Board for the 20 trading days immediately prior to their issuance The gross proceeds from the sale of the Shares were $5,500,000, and were received on September 19, 2006. The following table sets forth the number of Shares and Warrants purchased by each of the Purchasers.

Name of Purchaser	No. of Shares	No. of Warrants
Herakles Investments, Inc.	10,946,158	5,473,079
Crestview Capital Master, LLC	2,792,071	1,396,036
Midsummer Investment Ltd.	2,660,076	1,330,038
Islandia, LP	1,059,322	529,660
Enable Growth Partners LP	1,186,441	593,221
Enable Opportunity Partners LP	118,644	59,322
Pierce Diversified Strategy Master Fund LLC, Ena	59,322	29,661
Total	18,644,068	9,322,034

All of the Purchasers collectively beneficially owned, prior to such purchase, a majority of the outstanding shares of the Company’s Common Stock, a majority in interest of the Company’s outstanding Debentures and a majority of the outstanding warrants to purchase Common Stock issued by the Company. Herakles, which is one of the Purchasers, is the lender under the Bridge Note and an affiliate of the lender under the Construction Loan (as hereafter defined) to the Company. The source of the funds used by the Purchasers was private funds. The Company will use the proceeds from the sale of the Shares for working capital purposes.

The Warrants have a 54 month term and are exercisable at any time, in whole or in part, at an exercise price of $0.36 per share, which was 110% of the daily volume weighted average price of the Common Stock on the OTC Bulletin Board for the 20 trading days immediately prior to their issuance. The number of shares exercisable under the Warrants and the exercise price are subject to adjustment in the event of a stock split, combination, reclassification, stock distribution or dividend, and the issuance of certain securities at a purchase price lower than the current exercise price of the Warrants. The Warrants also contain customary provisions regarding the exercise of the Warrants in the event of a reclassification, consolidation, merger, sale of substantially all the assets of the Company or similar corporate transaction. Certain holders are not allowed to exercise their Warrants if, after giving effect thereto, the holder and its affiliates would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to the issuance.

Third Amendment to Registration Rights Agreement

The Registration Rights Agreement that the Company entered into on February 22, 2005 with certain of its stockholders, as amended on July 7, and December 28, 2005 to include as registrable shares thereunder the shares of Common Stock issuable pursuant to the Construction Loan, the Debentures, and the warrants issued in connection

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with the Debentures, was amended and restated again on September 15, 2006 to include as registrable shares thereunder the Shares and the shares of Common Stock issuable pursuant to the Warrants (as amended, the “Registration Agreement”). Under the Registration Agreement, the Company is obligated, at its own expense, to register for sale with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) the Common Stock of the Company held or acquired by any of the stockholders a party thereto. A request for a demand registration may not be made prior to September 15, 2007. The holders of registration rights under the Registration Agreement have the right to make six “long-form” demands for registration and unlimited “short-form” demands for registration, and have unlimited “piggyback” registration rights.

Amendment to Debentures

In connection with the Securities Purchase Agreement, the holders of the Debentures (i) consented to the issuance of the Shares and Warrants, (ii) waived any provision that would prohibit the transactions contemplated by the Securities Purchase Agreement, and (iii) agreed to extend the maturity date of the Debentures to July 1, 2008.

Third Amendment to Construction Loan

The Company and its subsidiaries TieTek LLC (“TieTek”), and TieTek Technologies, Inc. (“TTT”), are parties to a Construction Loan Agreement dated February 4, 2004, as amended, with Opus 5949 LLC (“Opus”), under which $14,209,611 in principal and interest was outstanding as of September 15, 2006 (the “Construction Loan”).

On September 18, 2006, in connection with the issuance of the Shares and the Warrants under the Securities Purchase Agreement, the Company, TTT and TieTek entered into a Third Amendment to Construction Loan Agreement with Opus (the “Third Amendment”), in which Opus agreed to extend the date for all amounts due under the Note from December 31, 2006 to July 1, 2008. Opus also consented to the extension of the maturity date of the Debentures and to the transactions contemplated by the Securities Purchase Agreement. TieTek executed a Second Amendment to Amended and Restated Note, extending the due date of principal installments that will have become due under the Construction Loan as of July 1, 2008.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A COMPANY.

As described under Item 1.01 above, the Company has entered into the Third Amendment, which amends the terms of the Construction Loan.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

As described under Item 1.01 above, under the Securities Purchase Agreement, on September 15, 2006, the Company agreed to issue 18,644,068 Shares of its Common Stock at $0.295 per share, and the Warrants to purchase up to 9,322,034 shares of Common Stock at $0.36 per share. The gross proceeds from the sale of the Shares of $5,500,000 were received on September 19, 2006.

The Warrants are exercisable at any time, in whole or in part, into shares of Common Stock at a price of $0.36 per share, subject to adjustment pursuant to antidilution provisions of the Warrants. The number of shares exercisable under the Warrants and the exercise price are subject to adjustment in the event of a stock split, combination, reclassification, stock distribution or dividend. The Warrants also contain customary provisions regarding the exercise of the Warrants in the event of a reclassification, consolidation, merger, sale of substantially all the assets of the Company or similar corporate transactions.

The foregoing securities were offered and sold in private transactions in accordance with Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, based on the investment representations and position as informed, accredited investors of the recipients thereof. The sales were made without the use of an underwriter or selling agent, and no commissions or underwriting discounts were paid in connection with such sales.

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ITEM 4.01. CHANGES IN COMPANY’S CERTIFYING ACCOUNTANT

On September 13, 2006, the Company terminated the engagement of Ham, Langston & Brezina LLP (“HLB”), as the Company’s independent registered public accountants, and engaged KBA Group LLP (“KBA”) as the Company’s independent registered public accountants.

The reports issued by HLB with respect to the Company’s financial statements for the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Board of Directors.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no disagreements with HLB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HLB would have caused them to make reference to the subject matter of the disagreement in connection with their report for those years.

The Company has not consulted, nor has it authorized anyone on its behalf to consult, with KBA regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The Company has authorized HLB to respond fully, without limitation, to all inquiries of KBA.

The Company has provided to HLB a copy of the disclosures set forth above. The letter of HLB regarding these disclosures is attached as Exhibit 16 to this report.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At its meeting on September 13, 2006, the Board of Directors of the Company approved the change in the fiscal year end of the Company to the Sunday that is the nearest to the end of the third calendar quarter, when using a 52-53 week accounting year period. The report covering the transition period from January 1, 2006 through October 1, 2006 will be filed on Form 10-KSB.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16	— Letter of HLB regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

/s/ Neal Kaufman
Neal Kaufman, Chief Executive Officer

Dated: September 19, 2006

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